UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C.  20549

                              FORM 8-K

                           Current Report
                 Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934

Date of report (date of earliest event reported):  August 27, 2004


 TECHNOLOGY FUNDING VENTURE PARTNERS IV, AN AGGRESSIVE GROWTH FUND, L.P.
 -----------------------------------------------------------------------
          (Exact name of Registrant as specified in its charter)

                      Commission File No. 814-55

          Delaware                            94-3054600
-------------------------------     ---------------------------------
(State or other jurisdiction of    (I.R.S. Employer Identification No.)
  incorporation or organization)

1107 Investment Blvd., Suite 180
Eldorado Hills, California                                       95762
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(Address of principal executive offices)                     (Zip Code)

                              (916) 941-1400
             --------------------------------------------------
            (Registrant's telephone number, including area code)


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Item 4.02(a)  NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR
RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.
On August 24, 2004, Technology Funding Venture Partners IV determined that the individual capital balances for both Limited Partners and General Partners were inaccurately reflected in the Partnership's March 31, 2004 and June 30, 2004 Form 10-Qs, due to a miscalculation of the allocation. The Partnership has therefore concluded that the March 31, 2004 and June 30, 2004 Form 10-Qs should no longer be relied upon. First amended 10-Qs have been filed to reflect the correction of the misallocation.

                              SIGNATURE




Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

               Technology Funding Venture Partners IV,
               An Aggressive Growth Fund, L.P.

               By:  Technology Funding Inc.
                    Technology Funding Ltd.
                    Managing General Partners



Date:  August 27, 2004    By: /s/ Charles R. Kokesh
                              ---------------------
                                  Charles R. Kokesh
                                  President, Chief Executive Officer,
                                  Chief Financial Officer and Chairman
                                  of Technology Funding Inc. and
                                  Managing General Partner of
                                  Technology Funding Ltd.
Technology Funding Venture Partners IV, L.P.
(a Delaware limited partnership)

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